                                                                Exhibit 10.20.01

                                                  GE CAPITAL FINANCE PTY LIMITED
                                                                 ACN 075 554 175

                                                     SECOND DEED OF VARIATION OF
                                                              FACILITY AGREEMENT

                                                   BRIGHTPOINT AUSTRALIA PTY LTD
                                                                 ACN 075 244 870
                                                                       (COMPANY)

                                                                      MIDDLETONS
                                                                         Lawyers
                                                                        Level 26
                                                                 52 Martin Place
                                                                 Sydney NSW 2000
                                                                   DX 170 Sydney
                                                         Telephone: 02 9513 2300
                                                         Facsimile: 02 9513 2399
                                                            Ref: DLG.SMP.1750999

                 SECOND DEED OF VARIATION OF FACILITY AGREEMENT

DATE:

PARTIES:

GE:        NAME:        GE Capital Finance Pty Limited

           ACN:         075 554 175

           ADDRESS:     Level 13, 255 George Street, Sydney NSW 2000

           FAX:         (02) 8249 3783

           TEL:         (02) 82493500

           ATTENTION:   Account Manager - Brightpoint Australia

COMPANY:   NAME:        Brightpoint Australia Pty Ltd

           ACN:         075 244 870

           ADDRESS:     2 Minna Close, Belrose NSW 2086

           FAX:         (02) 9458 1544

           TEL:         (02) 9458 1144

           ATTENTION:   Chief Financial Officer


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1.   VARIATION OF TRANSACTION DOCUMENTS

     (a) The parties refer to the A$ Facility Agreement, dated 24 December 2002 as varied (FACILITY AGREEMENT).

     (b)  The Company acknowledges and agrees that:

          (i) each transaction document to which it is a party has been duly executed by it and delivered to GE, and is in full force and effect;

          (ii) its obligations under each transaction document to which it is a party are valid, binding and enforceable against it in accordance with their terms and it has no defence to the enforcement of such obligations;

          (iii) GE is and will be entitled to the rights, remedies and benefits provided for under the transaction documents, applicable law or otherwise.

     (c) The parties agree that from the date of this Deed, the Facility Agreement is amended in the manner described in Schedule 2.

     (d) Except as expressly amended in the manner set out in this Deed, the terms and conditions of the Facility Agreement continue unaffected, and the obligations of each party under the transaction documents continue in full force and effect.

     (e)  The obligors, by their execution of this Deed:

          (i) acknowledge the variations to the Facility Agreement which are effected by the execution of this Deed; and

          (ii) confirm the validity of the Facility Agreement notwithstanding the variations effected by this Deed.

2.   CONDITIONS TO VARIATION

     (a)  On or before completion of this Deed, the Company must:

          (i) ensure that GE receives every item listed in Schedule 1 in form and substance satisfactory to GE; and

          (ii) ensure that GE receives all other documents required by GE to verify the items in Schedule 1 in form and substance satisfactory to GE.

     (b) The Company must ensure that the information contained in all transaction documents listed in Schedule 1 is true, complete and not misleading or deceptive and discloses all matters material to GE as at the date of this Deed. GE must be satisfied as to those matters. GE is entitled to rely on the items in Schedule 1 and the information contained in them without further enquiry.

     (c) The Company agrees to pay GE a non-refundable fee of $20,000.00 on the date of this Deed.


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

     (d) Any transaction document required to be certified must be certified by a secretary, director or other authorised officer of the relevant entity as being true, complete and not misleading or deceptive as at the time of certification and at the date of this agreement.

     (e) GE agrees to notify the Company as soon as practicable after GE is satisfied that the conditions are met.

3.   GENERAL

3.1  NATURE OF OBLIGATIONS

     (a) Any provision in this Deed which binds more than one person binds all of those persons jointly and each of them severally.

     (b) Each obligation imposed on a party by this Deed in favour of another is a separate obligation.

3.2  NO ADVERSE CONSTRUCTION

     This Deed is not to be construed to the disadvantage of a party because that party was responsible for its preparation.

3.3  FURTHER ASSURANCES

     The obligors, at their own expense and within a reasonable time of being requested by GE to do so, must do all things and execute all documents that are reasonably necessary to give full effect to this Deed.

3.4  SEVERABILITY

     If any provision of this Deed offends any law applicable to it and is as a consequence illegal, invalid or unenforceable then:

     (a) where the offending provision can be read down so as to give it a valid and enforceable operation of a partial nature, it must be read down to the minimum extent necessary to achieve that result; and

     (b) in any other case the offending provision must be severed from this Deed, in which event the remaining provisions of the Deed operate as if the severed provision had not been included.

3.5  SUCCESSORS AND ASSIGNS

     This Deed binds and benefits the parties and their respective successors and permitted assigns under the transaction documents.

3.6  COUNTERPARTS

     If this Deed consists of a number of signed counterparts:


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     (a)  each is an original and all of the counterparts together constitute the same document; and

     (b) the counterpart is binding on that party whether or not any other party has executed that or any other counterpart.

3.7  APPLICABLE LAW

     This Deed is governed by the law in force in New South Wales. The obligors and GE submit to the non-exclusive jurisdiction of the courts of New South Wales.

3.8  COSTS

     The Company agrees to pay or reimburse GE on demand for GE's reasonable costs in connection with the negotiation, preparation, execution, stamping and registration of this Deed, and GE being satisfied that the conditions in clause 2 have been met.

4.   INTERPRETATION AND DEFINITIONS

     (a)  GE means GE Capital Finance Pty Ltd.

     (b) DEED means this Deed including the recitals, any schedules and any annexures.

     (c) This Deed is a transaction document for the purposes of the Facility Agreement.

     (d) Reference to the second deed of variation of facility agreement in the Facility Agreement (as amended by this Deed) is a reference to this Deed.

     (e) Terms in italics in this Deed have the same meaning as in the Facility Agreement, unless stated otherwise.

     (f)  In this Deed, unless the context requires otherwise:

          (i)  the singular includes the plural and vice versa;

          (ii) gender includes the other genders;

          (iii) the headings are used for convenience only and do not affect the interpretation of this Deed;

          (iv) other grammatical forms of defined words or expressions have corresponding meanings;

          (v) a reference to a document includes the document as modified from time to time and any document replacing it;

          (vi) a reference to a thing includes a part of that thing;

          (vii) a reference to all or any part of a statute, rule, regulation or ordinance (STATUTE) includes that statute as amended, consolidated, re-enacted or replaced from time to time;


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          (viii) wherever "include" or any form of that word is used, it must be construed as if it were followed by "(without being limited to)";

          (ix) money amounts are stated in Australian currency unless otherwise specified; and

          (x) a reference to any agency or body, if that agency or body ceases to exist or is reconstituted, renamed or replaced or has its powers or functions removed (DEFUNCT BODY), means the agency or body that performs most closely the functions of the defunct body.


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

SCHEDULE 1 - CONDITIONS PRECEDENT TO THIS DEED

ITEM                                                              FORM
----                                                              ----
1.   Second deed of variation of facility agreement fully
     signed by each obligor                                       Original

2.   Extract of minutes of a meeting of each obligor's board of
     directors which evidences the resolutions:                   Certified Copy

     (a) authorising the signing and delivery of transaction documents to which the entity is a party and the observance of obligations under those documents; and

     (b) which acknowledge that the transaction documents (to which the entity is a party) will benefit that entity.

3.   Authority to complete documents fully signed by each of
     the obligors.                                                Original

4.   Searches in respect of all assets of the obligors on terms
     acceptable to GE.                                            Original

5.   Payment of closing fee for second deed of variation of
     facility agreement                                           Original


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

SCHEDULE 2 - VARIATIONS TO THE FACILITY AGREEMENT

In the Details section after the Parties, from the heading "Facilities", the Details are replaced with the following:

     FACILITY   DESCRIPTION
     --------   -----------
1.              Revolving credit facility, including a letter of credit
                sub-facility and the receivables facility.

                FACILITY LIMIT:

                A$50,000,000

                LETTER OF CREDIT FACILITY LIMIT:

                A$17,500,000 as a sub-limit of the facility limit.

                MATURITY DATE:

                3 years from the date of the second deed of variation of facility agreement.

                INTEREST RATE:

                (a) When the fixed charge coverage ratio is less than 1.1:1 on any interest payment date, the interest rate is the index rate plus a margin of 1.85% per annum for each day of the period from that interest payment date until the following interest payment date;

                (b) When the fixed charge coverage ratio is 1.1:1 or more on any interest payment date, then:

                     (i) the interest rate is the index rate plus a margin of 1.85% per annum for each day of the period from that interest payment date until the following interest payment date if the sum of the average daily
                          (calculated by reference to the opening balance for each day) current drawings and LC obligations in respect of standby letters of credit for the calendar month ending on that interest payment date is $10,000,000 or less;

                     (ii) the interest rate is the index rate plus a margin of
                          1.60% per annum for each day of the period from that interest payment date until the following interest payment date if the sum of the average daily
                          (calculated by reference to the opening balance for each day) current drawings and LC obligations in respect of standby letters of credit for the calendar month ending on that interest payment date is more than $10,000,000 but less than $17,500,000;


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

                     (iii) the interest rate is the index rate plus a margin of
                          1.35% per annum for each day of the period from that interest payment date until the following interest payment date if the sum of the average daily
                          (calculated by reference to the opening balance for each day) current drawings and LC obligations in respect of standby letters of credit for the calendar month ending on that interest payment date is $17,500,000 or more.

                (c) At all times other than those set out in (a) and (b), the interest rate is the index rate plus a margin of 1.85% per annum.

                PURPOSE:

                Working capital.

     FEES       CLOSING FEE:
     ----       ------------
                A$300,000 - see clause 7.1(a)

                (receipt acknowledged)

                UNUSED LINE FEE:

                0.25% per annum on that part of the facility limit that is unused (calculated on the basis of a 360 day year and actual days elapsed) - see clause 7.1(b).

                STANDBY LETTER OF CREDIT FEE:

                (a) When the fixed charge coverage ratio is less than 1.1:1 on any interest payment date, 1.85% per annum on the face value amount of standby letters of credit issued
                     (calculated on the basis of a 360 day year and actual days elapsed) for each day of the period from that interest payment date until the following interest payment date plus any charges assessed by the issuing bank, payable monthly in arrears;

                (b) When the fixed charge coverage ratio is 1.1:1 or more on any interest payment date:

                     (i) 1.85% per annum on the face value amount of standby letters of credit issued (calculated on the basis of a 360 day year and actual days elapsed) for each day of the period from that interest payment date until the following interest payment date if the sum (calculated by reference to the opening balance for each day) of the average current drawings and LC obligations in respect of standby letters of credit and term letters of credit for the calendar month ending on that interest payment date is $10,000,000 or less plus any charges assessed by the issuing bank payable monthly in arrears;


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

     FACILITY   DESCRIPTION
     --------   -----------
                     (ii) 1.60% per annum on the face value amount of the
                          standby letters of credit issued (calculated on the
                          basis of a 360 day year and actual days elapsed) for
                          each day of the period from that interest payment date
                          until the following interest payment date if the sum
                          (calculated by reference to the opening balance for
                          each day) of the average current drawings and LC
                          obligations in respect of standby letters of credit
                          and term letters of credit for the calendar month
                          ending on that interest payment date is more than
                          $10,000,000 but less than $17,500,000 plus any charges
                          assessed by the issuing bank payable monthly in
                          arrears;

                     (iii) 1.35% per annum on the face value amount of the
                          standby letters of credit issued (calculated on the basis of a 360 day year and actual days elapsed) for each day of the period from that interest payment date until the following interest payment date if the sum
                          (calculated by reference to the opening balance for each day) of the average current drawings and LC obligations in respect of standby letters of credit and term letters of credit for the calendar month ending on that interest payment date is $17,500,000 or more plus any charges assessed by the issuing bank payable monthly in arrears

                     - See clause 7.1(d)

                TRADE LETTER OF CREDIT ISSUANCE FEE:

                1.0% flat for each six month validity (or part thereof) on the face value amount of trade letters of credit, payable at the end of the month in which the trade letters of credit are issued
                (subject to a minimum fee of A$100), plus any charges assessed by the issuing bank - see clause 7.1(e).

                TRADE LETTERS OF CREDIT AMENDMENT FEE:

                An amendment fee of 1.0% flat (subject to a minimum fee of A$100) for any amendment to any trade letters of credit in which:

                (a)  there is an increase or decrease in the face value amount;
                     or

                (b)  the expiry date is extended beyond any six month validity,

                on the increase in face value amount - see clause 7.1(f).

                All other amendments would attract an amendment fee of A$100, payable at the end of the month in which the amendments are made, plus any charges assessed by the issuing bank.


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

     FACILITY   DESCRIPTION
     --------   -----------
                TERM LETTER OF CREDIT FEE:

                The term letter of credit fee is payable on any drawing under a term letter of credit from the date of GE Capital's acceptance of the drawing until the required maturity payment date and is calculated as follows:

                     (a) When the fixed charge coverage ratio is less than 1.1:1 on any interest payment date, 1.85% per annum
                          (calculated on the basis of a 360-day year and actual days elapsed) on the face value amount of the drawing for each day of the period from that interest payment date until the following interest payment date;

                     (b) When the fixed charge coverage ratio is 1.1:1 or more on any interest payment date:

                          (i) 1.85% per annum (calculated on the basis of a 360-day year and actual days elapsed) on the face value amount of the drawing for each day of the period from that interest payment date until the following interest payment date, if the sum
                               (calculated by reference to the opening balance for each day) of the average current drawings and LC obligations in respect of standby letters of credit and term letters of credit for the calendar month ending on that interest payment date is $10,000,000 or less

                          (ii) 1.60% per annum (calculated on the basis of a
                               360-day year and actual days elapsed) on the face
                               value amount of the drawing for each day of the
                               period from that interest payment date until the
                               following interest payment date, if the sum
                               (calculated by reference to the opening balance
                               for each day) of the average current drawings and
                               LC obligations in respect of standby letters of
                               credit and term letters of credit for the
                               calendar month ending on that interest payment
                               date is more than $10,000,000 but less than
                               $17,500,000


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

     FACILITY   DESCRIPTION
     --------   -----------
                          (iii) 1.35% per annum (calculated on the basis of a
                               360-day year and actual days elapsed) on the face
                               value amount of the drawing for each day of the
                               period from that interest payment date until the
                               following interest payment date, if the sum
                               (calculated by reference to the opening balance
                               for each day) of the average current drawings and
                               LC obligations in respect of standby letters of
                               credit and term letters of credit for the
                               calendar month ending on that interest payment
                               date is $17,500,000 or more

                          see clause 7.1(g).

                FIELD EXAMINATION FEE:

                A$1,000 per person, per day for each field examination - see clause 7.1(c).

                EARLY TERMINATION FEE:

                0.5% of the facility limit if the facility is cancelled or terminated before the first anniversary of the date of the second deed of variation of facility agreement.

2.              Clause 7.1(d) is deleted and replaced with the following:

                     "(d) the standby letter of credit fee described in the
                          Details payable monthly in arrears."

3.              Clause 7.1(g) is deleted and replaced with the following:

                     "(g) the term letter of credit fee described in the Details payable monthly in arrears."


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


EXECUTION

Executed as an agreement


SIGNED by
as attorney for GE CAPITAL FINANCE
PTY LTD under power of attorney dated

in the presence of:

/s/ CHRIS MATTHEWS
-------------------------------------
Signature of witness

                                        /S/ BRETT TAYLOR - Executive Director
                                        ----------------------------------------
                                        By signing this agreement as attorney
                                        the attorney states that the attorney
                                        has not received notice of revocation of
                                        the power of attorney

Chris Matthews
-------------------------------------
Name of witness (block letters)

255 George St. Sydney
-------------------------------
Address of witness

Financier
-------------------------------
Occupation of witness


EXECUTED by BRIGHTPOINT AUSTRALIA
PTY LTD ACN 075 244 870 in accordance
with its Constitution in the
presence of:

                                        /s/ PAUL A. RINGROSE
                                        ----------------------------------------
                                        Director (Signature)

/s/ R. BRUCE THOMLINSON
-------------------------------------
Director (Signature)

                                        Paul A. Ringrose
                                        ----------------------------------------
                                        Name (Print)

R. Bruce Thomlinson
-------------------------------------
Name (Print)


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